UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2007

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

As previously reported on a Form 8-K, dated July 1, 2007, of Consolidated Communications Holdings, Inc. (the “Company”), the Company and North Pittsburgh Systems, Inc. (“North Pittsburgh”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) on July 1, 2007.

In connection with the execution of the Merger Agreement, the Company, Consolidated Communications, Inc. (“CCI”) and Consolidated Communications Acquisition Texas, Inc. (“CCAT”) entered into a Commitment Letter, dated June 30, 2007, from Wachovia Bank, National Association and Wachovia Capital Markets, LLC. The Commitment Letter provides for senior secured credit facilities in an aggregate principal amount of up to $950,000,000 (the “Credit Facilities”) consisting of a six-year revolving credit facility in an aggregate principal amount of up to $50,000,000 and a seven-year senior secured term loan facility in an aggregate principal amount of up to $900,000,000 (the “Term Loan Facility”). The Term Loan Facility will be available in up to two separate draws, with the initial draw in an aggregate principal amount of $760,000,000 and a delayed draw in an aggregate principal amount of up to $140,000,000. The Credit Facilities will be used to finance a portion of the aggregate cash consideration of the transactions contemplated by the Merger Agreement, to provide ongoing working capital and for other general corporate purposes of the Company and its subsidiaries and, if drawn, the delayed draw portion of the Term Loan Facility may be used for the repurchase or redemption in full of the indebtedness outstanding under the Company’s existing 9.75% Senior Notes due 2012. The terms of the Commitment Letter anticipate that the documentation providing for the Credit Facilities will be executed as an amendment and restatement of the existing CCI and CCAT Second Amended and Restated Credit Agreement, dated as of February 23, 2005. The Credit Facilities will be guaranteed by the Company and each existing and subsequently acquired or organized direct and indirect subsidiary of the Company (other than Illinois Consolidated Telephone Company (“ICTC”), North Pittsburgh Telephone Company (“NPTC”) and Penn Telecom, Inc. (“PTI”)) and secured by perfected first priority liens and security interests in substantially all of the tangible and intangible properties and assets of CCI, CCAT and the guarantors under the Credit Facilities as well as all present and future capital stock or other membership, equity or profits interests of or in CCI, CCAT, ICTC, NPTC, PTI, the guarantors under the Credit Facilities (other than the Company) and 65% of the voting stock (and 100% of the non-voting stock) of all present and future first-tier foreign subsidiaries of the Company. Pursuant to the terms of the Commitment Letter, the definitive agreements to be entered into with respect to the Credit Facilities will contain customary representations, warranties and covenants, and the closing of the Credit Facilities will be subject to the satisfaction of customary closing conditions.

A copy of the Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter.

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the Company’s ability to complete the acquisition, successfully integrate North Pittsburgh’s operations and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and North Pittsburgh, including various risks to stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; the substantial amount of debt and the Company’s ability to incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s common stock; restrictions contained in the Company’s debt agreements that limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; economic conditions in the Company’s and North Pittsburgh’s service areas in Illinois, Texas and Pennsylvania; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in the Company’s and North Pittsburgh’s filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to the Company, North Pittsburgh or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this Report and the companies’ filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement the Company and North Pittsburgh will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by the Company and North Pittsburgh with the Securities and Exchange Commission will be available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to North Pittsburgh, 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of North Pittsburgh.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and North Pittsburgh, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2007 annual meeting of shareholders. Information about the directors and executive officers of North Pittsburgh is set forth in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
Commitment Letter, dated June 30, 2007, from Wachovia Bank, National Association and Wachovia Capital Markets, LLC, and agreed and accepted by Consolidated Communications Holdings, Inc., Consolidated Communications, Inc. and Consolidated Communications Acquisition Texas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Communications Holdings, Inc.

Date: July 6, 2007	By:	/s/ Steven L. Childers
Name: Steven L. Childers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Commitment Letter, dated June 30, 2007, from Wachovia Bank, National Association and Wachovia Capital Markets, LLC, and agreed and accepted by Consolidated Communications Holdings, Inc., Consolidated Communications, Inc. and Consolidated Communications Acquisition Texas, Inc.